Exhibit 10.1

AMENDMENT TO

CHANGE IN CONTROL SEVERANCE AGREEMENT

THIS AMENDMENT TO CHANGE IN CONTROL SEVERANCE AGREEMENT (this “Amendment”) is entered into as of October 31, 2019 by and between Aegion Corporation, a Delaware corporation (the “Company”), and [___________________] (“Executive”).

WHEREAS, that certain Change in Control Severance Agreement dated as of [_____________________] (the “Agreement”) was entered into by and between the Company and Executive; and

WHEREAS, Section 9.7 of the Agreement authorizes the Company and Executive to agree to modifications to the Agreement; and

WHEREAS, the parties to this Amendment desire to modify the Agreement to the extent set forth herein.

NOW, THEREFORE, based on the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1.     Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given such terms in the Agreement.

2.     The following modification shall be made to the Agreement:

(a)     The language set forth in Article I, Section (n), Sub-Section (III) of the Agreement shall be deleted in its entirety and replaced with the following:

“a reduction by the Company or the acquiring company of the Officer’s base salary or annual target bonus opportunity in effect as of 90 calendar days prior to the Change in Control;”

(b)     The language set forth in Article I, Section (n), Sub-Section (iv) of the Agreement shall be deleted in its entirety and replaced with the following:

“a  reduction by the Company or the acquiring company (measured by value) of the aggregate long-term incentive opportunity provided to the Officer in effect as of 90 calendar days prior to the Change in Control, or a material reduction in the aggregate employee benefits provided to the Officer in effect as of 90 calendar days prior to the Change in Control;”

4.      The Agreement is modified only as expressly provided in this Amendment and shall otherwise remain in full force and effect. This Amendment may be executed in counterparts, which together shall constitute the executed original.

IN WITNESS WHEREOF, the parties have executed this Amendment on this 31st day of October 2019.

AEGION CORPORATION

___________________________

By: Phillip D. Wright, Chair of Compensation Committee

___________________________

[Executive]